Related-Party Loan	12 Months Ended
Dec. 31, 2011
Related-Party Loan

Note 8—Related-Party Loan

The related-party loan was provided by Winter Finance Limited (“Winter Finance”), a subsidiary of the Quantum Pacific Group. Effective January 1, 2009, Winter Finance and Pacific Drilling executed an intercompany revolving loan agreement with a maximum commitment not to exceed $1 billion in principal borrowings. All outstanding amounts under the unsecured loan with Winter Finance were converted into outstanding borrowings under the intercompany revolving loan agreement on January 1, 2009.

Effective May 1, 2010, Pacific Drilling and Winter Finance amended the intercompany revolving loan agreement to increase the maximum amount of borrowings under the intercompany revolving loan agreement to $1.5 billion. In November 2010, the Company made a $69.4 million related-party loan payment in conjunction and compliance with the first utilization under the Bora Term Loan and $655 million of the related-party loan was converted into equity. On December 31, 2010, all outstanding related–party loan principal and accrued interest, in the amount of $892.6 million, was converted into equity in Pacific Drilling Limited. During the year ended December 31, 2011, Pacific Drilling borrowed $142.2 million. On March 23, 2011, all outstanding related–party loan principal and accrued interest, in the amount of $142.8 million, was converted into equity of Pacific Drilling Limited. Following the conversion, the Intercompany Loan Agreement was terminated.

Borrowings under the intercompany revolving loan agreement accrued interest at the rate of six percent per annum. Outstanding principal and accrued interest balance were due on the termination date of the agreement, January 1, 2016. During the years ended December 31, 2011, 2010 and 2009, Pacific Drilling capitalized interest expense of $0.6 million, $60.1 million and $39.0 million, respectively, on the related-party loan as a cost of property and equipment.